American Beacon Sound Point Floating Rate Income Fund

Supplement dated December 30, 2022

to the

Prospectus and Summary Prospectus, each dated December 29, 2022

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, Sound Point Capital Management, LP, and the Trust, on behalf of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”), effective December 30, 2022, and (ii) a new investment advisory agreement among AmBeacon, First Eagle Alternative Credit, LLC (“FEAC”) and the Trust, on behalf of the Fund, effective December 31, 2022. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon FEAC Floating Rate Income Fund, effective December 31, 2022. Accordingly, effective December 31, 2022, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	The name of the Fund is changed to American Beacon FEAC Floating Rate Income Fund, and all references to the American Beacon Sound Point Floating Rate Income Fund are deleted and replaced with American Beacon FEAC Floating Rate Income Fund.

II.	All references and information relating to Sound Point Capital Management, LP (“Sound Point’’) are deleted.

III.	On page 2 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Sound Point Floating Rate Income Fund – Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing floating-rate loans and other floating-rate debt securities, which may include bonds, notes and debentures issued by corporations, and debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

The Fund invests primarily in U.S. dollar-denominated senior secured floating rate corporate loans (“Floating Rate Loans”) made by banks and other large financial institutions to various domestic companies. To a lesser extent, the Fund may invest in loans made to foreign companies as well. Floating Rate Loans are generally senior in the borrowing companies’ capital structures and are typically wholly or partially secured by assets of the borrowing company. Such obligations are primarily below investment grade quality (commonly referred to as “high yield” or “junk” quality obligations) and have below investment grade credit ratings or may be unrated but deemed by the sub-advisor to be of equivalent quality. Credit investments rated below investment grade are generally regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund may also invest in fixed-rate debt securities, which may be unsecured, collateralized loan obligations and exchange-traded funds in an attempt to create a portfolio with an optimal blend of eligible instruments.

A significant portion of the Fund’s investments may be unregistered, restricted as to their resale, and may trade in decentralized markets. Additionally, most Floating Rate Loans in the Fund may be considered “covenant-lite” based on the types of lender protections and borrower obligations in the loan agreements.

The sub-advisor utilizes a combination of top-down and bottom-up research-intensive approaches to achieve the Fund’s objective by identifying fundamentally attractive investments which offer relative value and which pay interest at variable rates based on leading indices, such as ICE LIBOR (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), among others, with or without a floor plus a fixed spread. The sub-advisor’s top-down approach includes seeking to establish industry weights by understanding the variables affecting each industry and, therefore, the economy as a whole. The bottom-up approach utilizes the sub-

advisor’s proprietary credit technology to analyze quantitative information about all potential investments, combined with fundamental qualitative analysis. The sub-advisor seeks to invest a significant portion of the Fund’s assets in loans that offer attractive relative value, with smaller portions invested in loans deemed likely to outperform the broader market in the near term and in loans that the sub-advisor believes will be driven by a special catalyst and are opportunities for the sub-advisor to take a high-conviction position.

The sub-advisor’s investment process incorporates the sub-advisor’s environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of existing and potential investments, which may assist in identifying certain investment risks that may not be apparent absent such consideration. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the sub-advisor. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

In managing the Fund, the sub-advisor seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market. The Fund invests in securities without regard to maturity or duration and may invest in obligations of companies of all sizes. The Fund has a target investment life cycle of 18 to 24 months and does not employ a “buy-and-hold” strategy. The sub-advisor generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The coupons on Floating Rate Loans and other floating-rate debt securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates increase, interest payable to the Fund may lag behind the increases in market rates or may have limits on the maximum increases in interest rates. As short-term interest rates decline, interest payable to the Fund typically decreases. Floating Rate Loans typically have mandatory and optional prepayment provisions (also referred to as “calls”). Because of prepayments or calls, the actual remaining maturity of a loan may be considerably less than its stated maturity, and if a Floating Rate Loan is prepaid, the Fund will have to reinvest the proceeds in other loans or instruments which may have lower spreads over their applicable reference rates. In such a case, the amount of interest paid to the Fund would likely decrease.

The Fund may invest a portion of its assets in cash, cash equivalents or other high-quality fixed-income securities in such amounts as the sub-advisor deems appropriate, including when the sub-advisor believes the Fund needs to retain cash. The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. Any such instruments held by the Fund for cash management or defensive investing purposes can fluctuate in value.

IV.	On page 2 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Sound Point Floating Rate Income Fund – Principal Risks” section, the following risk is added after “Callable Securities Risk”:

Collateralized Loan Obligations (“CLOs”) Risk The risks of an investment in a CLO depend largely on the type of underlying collateral and the class or seniority of CLO in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. In addition, CLOs typically are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs may be difficult to value, which could make them highly volatile. CLOs carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk. CLOs also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes in the event of an issuer’s insolvency; and (iv) that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

V.	On page 6 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Sound Point Floating Rate Income Fund – Fund Performance” section, the following is added after the third sentence of the first paragraph:

Effective December 31, 2022, a new sub-advisor began managing the Fund. Performance through December 30, 2022 reflects the Fund’s performance under the management of its prior sub-advisor.

VI.	On page 7 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Sound Point Floating Rate Income Fund – Management – Sub-Advisor” section is deleted in its entirety and replaced with the following:

The Fund’s investment sub-advisor is First Eagle Alternative Credit, LLC.

VII.	On page 7 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Sound Point Floating Rate Income Fund – Portfolio Managers” section is deleted in its entirety and replaced with the following:

First Eagle Alternative Credit, LLC	James Fellows, CFA Chief Investment Officer and Head of Tradable Credit Team Since 2022	Robert Hickey Senior Managing Director and Senior Portfolio Manager Since 2022
	Steve Krull, CFA Managing Director and Head of Trading Since 2022	Brian Murphy Senior Managing Director and Head of Capital Markets Since 2022

VIII.	On page 9 of the Prospectus, in the “Additional Information About the Fund – Additional Information About the Management of the Fund” section, the first paragraph following the bullets is deleted and replaced with the following:

The assets of the Fund are currently allocated by the Manager to one sub-advisor, First Eagle Alternative Credit, LLC (“FEAC”). FEAC has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objective, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

IX.	On page 11 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risk is added after “Callable Securities Risk”:

Collateralized Loan Obligations Risk
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to Loan Interests Risk. In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs can be difficult to value and may be highly leveraged (which could make them highly volatile). However, an active dealer market may exist for CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in this Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The use of CLOs may result in losses to the Fund.

X.	On pages 18-19 of the Prospectus, the “Fund Management – The Sub-Advisor” section is deleted in its entirety and replaced with the following:

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

First Eagle Alternative Credit, LLC (“FEAC’’), 500 Boylston St., 12th Floor, Boston, MA 02116, is a

registered investment advisor and serves as the sub-advisor to the Fund. FEAC, a Delaware limited liability company, is wholly owned by First Eagle Investment Management, LLC (“FEIM,” and together with FEAC, “First Eagle”). FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings through BCP CC Holdings. As of October 31, 2022, FEAC had approximately $21.3 billion assets under management.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with FEAC pursuant to which the Fund has agreed to pay FEAC an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets equal to 0.30% on the first $2 billion, and 0.25% on the Fund’s assets in excess of $2 billion.

James Fellows, CFA Mr. Fellows is the chief investment officer of FEAC and head of its Tradable Credit team. He also serves on the firm’s global investment committee and the investment committees of both its Tradable Credit and Direct Lending platforms. Mr. Fellows became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit Advisors, LLC (“THL Credit”), which he had joined in 2012. At THL Credit, Mr. Fellows served as Chief Investment Officer and Co-Head of the Tradable Credit platform. Previously, Mr. Fellows was co-head of the alternative credit strategies group at McDonnell Investment Management, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund, an unleveraged fund and a separate account. Before that, he was a senior vice president at Columbia Management Advisors, where he served as co-portfolio manager for two continuously offered closed-end funds and four structured product vehicles from inception, including two CLOs. Prior to that, Mr. Fellows was a senior credit analyst in the bank loan investment group at Van Kampen Investments, where he also served as a credit analyst for high yield bonds and privately placed mezzanine bonds and was responsible for training junior credit analysts for the firm’s bank loan and high yield groups. Mr. Fellows earned a BS in economics and finance from the University of Nebraska. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Robert Hickey Mr. Hickey is a senior managing director and senior portfolio manager on FEAC’s Tradable Credit team. Mr. Hickey also serves on the firm’s global investment committee and the investment committees of both its Tradable Credit and Direct Lending platforms. Mr. Hickey became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Hickey served as a managing director and senior portfolio manager. Previously, he was a senior credit analyst/senior portfolio manager in the alternative credit strategies group of McDonnell Investment Management. Before that, Mr. Hickey worked at Invesco Funds, where he served as a portfolio manager for two Invesco funds; in addition, he co-managed the fixed income components of several subadvised funds. During this time, Mr. Hickey also maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high yield market. Before that, Mr. Hickey was the director of corporate bonds for Van Kampen Investments and a senior portfolio manager for several of the firm’s high yield and high-grade corporate bond portfolios; at Van Kampen he also was responsible for the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey earned a BA from the University of Wisconsin and an MBA from the Kellogg School of Management at Northwestern University.

Steve Krull, CFA Mr. Krull is a managing director and head of trading for FEAC’s Tradable Credit team and also serves on its Tradable Credit investment committee. Mr. Krull became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Krull served as a managing director and head trader. Previously, he was a portfolio manager/head trader of the alternative credit strategies group at McDonnell Investment Management. Before that, Mr. Krull was a member of the bank loan asset management group at Columbia Management Advisors, serving in various roles including bank loans trader responsible for day-to-day cash management and trading activity of the group’s two mutual funds and four structured products with assets totaling $2.7 billion. He earned a BA in economics from Illinois Wesleyan University. Mr. Krull holds the Chartered Financial Analyst designation and is a member of the CFA Institute and CFA Society of Chicago.

Brian Murphy Mr. Murphy is a managing director and senior portfolio manager and member of the Tradable Credit investment committee. He is also head of capital markets across the firm’s Tradable Credit and Direct Lending platforms. Mr. Murphy became part of First Eagle in 2020 upon FEIM’s acquisition of THL Credit, which he had joined in 2012. At THL Credit, Mr. Murphy served as a senior portfolio manager and head of capital markets. Previously, Mr. Murphy was a senior credit analyst/senior portfolio manager in the alternative credit strategies group of McDonnell Investment Management. Before that, he was a senior credit analyst covering telecommunications, media/broadcasting and the cable industries in the bank loan asset management group at Columbia Management Advisors. Earlier in his career, Mr. Murphy was employed by Van Kampen Investments as an assistant portfolio manager for a Van Kampen fund. Mr. Murphy earned a BA in finance from Loras College.

Prior Performance of Similar Accounts

FEAC maintains a composite (the “Composite”) of all accounts, including a commingled vehicle and several unlevered separately managed accounts, that have been managed by FEAC since October 1, 2009 using substantially similar investment objectives, policies and strategies as those of the Fund. On January 31, 2020, FEIM acquired THL Credit and the investment adviser’s name was changed to First Eagle Alternative Credit, LLC. The performance information has been provided by FEAC and includes a comparison of the Composite’s returns to those of a broad-based market index, which is the Fund’s benchmark index and was the benchmark index of the Fund’s predecessor, for the periods indicated.

The performance of the Composite does not represent the historical performance of the Fund. The other accounts in the Composite are separate and distinct from the Fund, and the performance of the Composite should not be considered indicative of the past or future performance of the Fund, nor should it be considered a substitute for the Fund’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered mutual funds and are not subject to the same types of expenses as the Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Fund are substantially similar from an investment perspective. The Composite includes all accounts managed by FEAC with substantially similar investment objectives, policies, and strategies as those of the Fund, and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the accounts in the Composite are also jointly and primarily responsible for the day-to-day management of the Fund.

The performance of the Composite is shown net of FEAC’s maximum annual advisory fee of 0.50%, but gross of any applicable sales loads or charges. Advisory fees are the only fees FEAC charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Fund. The Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Composite. If the Fund’s higher expenses were reflected for the accounts in the Composite, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income and is net of withholding taxes.

The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average Annual Returns As of September 30, 2022	1-year	3-year*	5-year*	10-year*	Since Inception*
Composite (net of fees)	-2.92%	1.91%	2.46%	3.83%	5.41%
Credit Suisse Leveraged Loan Index	-2.62%	2.12%	3.00%	3.70%	4.62%

* Annualized.

Calendar Year Returns for Years Ended December 31	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Composite (net of fees)	12.69%	7.87%	2.81%	0.73%	9.08%	4.31%	0.52%	7.10%	2.10%	5.78%
Credit Suisse Leveraged Loan Index	9.43%	6.15%	2.06%	-0.38%	9.88%	4.25%	1.14%	8.17%	2.78%	5.40%

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Sound Point Floating Rate Income Fund

Supplement dated December 30, 2022

to the

Statement of Additional Information dated December 29, 2022

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, Sound Point Capital Management, LP (“Sound Point”), and the Trust, on behalf of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”), effective December 30, 2022, and (ii) a new investment advisory agreement among AmBeacon, First Eagle Alternative Credit, LLC (“FEAC”) and the Trust, on behalf of the Fund, effective December 31, 2022. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon FEAC Floating Rate Income Fund, effective December 31, 2022. Accordingly, effective December 31, 2022, the following changes are made to the Fund’s Statement of Additional Information:

I.	The name of the Fund is changed to American Beacon FEAC Floating Rate Income Fund, and all references to the American Beacon Sound Point Floating Rate Income Fund are deleted and replaced with American Beacon FEAC Floating Rate Income Fund.

II.	All references and information relating to Sound Point are deleted, except for the reference in the second paragraph under the “Organization and History of the Fund” section on page 1, as set forth below.

III.	On page 1, in the “Organization and History of the Fund” section, the second paragraph is deleted and replaced with the following:

On December 11, 2015, the Fund acquired all the assets and assumed all the liabilities of the Sound Point Floating Rate Income Fund (the “Acquired Sound Point Fund”), a series of Trust for Advised Portfolios. Since the Acquired Sound Point Fund’s objective and policies were the same in all material respects as the Fund, and since the Fund at that time engaged the investment advisor that previously provided services to the Acquired Sound Point Fund, Sound Point Capital Management, LP (“Sound Point”), as sub-advisor, the Fund adopted the prior performance and financial history of the Acquired Sound Point Fund.

Effective December 31, 2022, First Eagle Alternative Credit, LLC (“FEAC”) replaced Sound Point as sub-advisor of the Fund. Prior to December 31, 2022, the Fund was known as the American Beacon Sound Point Floating Rate Income Fund.

IV.	On pages 1-10, in the “Additional Information About Investment Strategies and Risks” section, the following risks are deleted in their entirety:

Asset-Backed Securities

Derivatives - Forward Contracts

Derivatives - Futures Contracts

Derivatives - Options

Derivatives - Swap Agreements

Derivatives - Swap Agreements - Credit Default Swaps

Derivatives - Swap Agreements - Interest Rate and Inflation Swaps

Derivatives - Swap Agreements - Total Return Swaps

Derivatives - Structured Products

Derivatives - Structured Products - Credit-Linked Notes

Derivatives - Structured Products - Structured Notes

V.	On page 22, in the “Disclosure of Portfolio Holdings – Disclosure of Nonpublic Holdings” section, the table following the third paragraph is deleted in its entirety and replaced with the following:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Fund’s custodian and foreign custody manager, foreign sub-custodians, and securities lending agent for Funds that participate in securities lending	Complete list on intraday basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
PricewaterhouseCoopers LLP	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag

VI.	On page 32, in the “Investment Sub-Advisory Agreement” section, the table following the first paragraph, and the second paragraph, are deleted in their entirety and replaced with the following:

First Eagle Alternative Credit, LLC (“FEAC”), a Delaware limited liability company, is wholly owned by First Eagle Investment Management, LLC (“FEIM”). FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings through BCP CC Holdings.

FEAC
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
First Eagle Holdings, Inc.	Parent Company	Holding Company
BCP CC Holdings L.P. (“BCP CC Holdings”)	Controlling Interest in Parent Company	Holding Company
Blackstone Inc.	Indirect Control of General Partner of BCP CC Holdings	Financial Services
Corsair Capital LLC	Indirect Control of General Partner of BCP CC Holdings	Financial Services

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with FEAC pursuant to which the Fund has agreed to pay FEAC an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets equal to 0.30% on the first $2 billion, and 0.25% on the Fund’s assets in excess of $2 billion.

VII.	On pages 35-36, in the “Portfolio Managers” section, the first paragraph and table are deleted and replaced with the following:

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of October 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
First Eagle Alternative Credit, LLC (“FEAC”)
James Fellows, CFA	3 ($1.0 bil)	56 ($18.4 bil)	6 ($0.9 bil)	1 ($0.4 bil)	47 ($16.2 bil)	None
Robert Hickey	3 ($1.0 bil)	56 ($18.4 bil)	6 ($0.9 bil)	1 ($0.4 bil)	47 ($16.2 bil)	None
Steve Krull, CFA	1 ($0.1 bil)	47 ($15.8 bil)	3 ($0.4 bil)	None	43 ($14.9 bil)	None
Brian Murphy	1 ($0.1 bil)	47 ($15.8 bil)	3 ($0.4 bil)	None	43 ($14.9 bil)	None

VIII.	On page 36, the “Portfolio Managers – Conflicts of Interest” section is deleted in its entirety and replaced with the following:

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of October 31, 2022.

FEAC and its affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, FEAC may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (“CLOs”). To the extent FEAC and its affiliates determine that an investment is appropriate for the Fund and for one or more other funds, FEAC intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the Investment Company Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Investment Advisers Act of 1940, as amended, and (c) FEAC’s internal conflict of interest and allocation policies.

FEAC has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by FEAC or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

FEAC’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires FEAC to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should FEAC wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the Investment Company Act. To the extent such investments are permitted, and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, FEAC could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of FEAC have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

IX.	On page 36, the “Portfolio Managers – Compensation” section is deleted in its entirety and replaced with the following:

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of October 31, 2022.

Total annual compensation for the Portfolio Managers consists of base salary and bonus. Bonuses are determined by both objective and subjective criteria. Objective criteria may include firm performance, as well as specific department (i.e., Tradable Credit, Direct Lending) performance, including the performance of the Fund’s strategy.

Typically, a portion of the bonus is notionally invested in the strategies for which the Portfolio Manager is responsible (referred to as “Participation Awards”), which varies from 10% to 30% of the bonus amount annually. Generally, the percentage of bonus made up of Participation Awards will increase as compensation increases. The firm’s Participation Awards are intended to align with the longer-term investment horizon of the investment strategies. This deferred compensation vests annually over four years; distribution occurs after years four and five. Forfeiture can occur upon termination for cause or failure to comply with ongoing non-solicitation and non-disparagement provisions.

In addition to annual compensation, the Portfolio Managers on a case-by-case basis may be awarded discretionary Equity Incentives that allow them to participate in the firm’s profits. These grants are not awarded every year and are determined by a number of factors relating to the firm, the employee and other items beyond the firm’s annual profit pool. These Equity Incentives vest over a four-year period, with their value determined by the equity value of the firm. After vesting and a minimum holding period, interest holders have the opportunity to sell the grants back to the firm.

FEAC is committed to ensuring that employees are paid equitably not only as a matter of law but also as a matter of FEAC’s values. Each year, FEAC conducts a thorough analysis of pay benchmarks for each role at the company using a third-party benchmarking firm. Department heads, managers and HR review these benchmarking results relative to the individual’s role, level and performance to understand disparities in pay relative to external benchmarks and other employees in similar roles at FEAC. From time-to-time, FEAC also works with third-party experts to conduct a pay equity analysis. This analysis is based on age, gender, race and ethnicity. If FEAC concludes that an employee is undercompensated, FEAC will adjust upward her or his compensation, even if the increase is not legally required. Finally, it is important to note the value in having transparent and objective performance metrics around compensation to help ensure consistency and a clear understanding of why employees are compensated the way they are. FEAC is committed to ensuring that all employees are paid fairly and equitably for the work that they do, as pay equity is a critical component to FEAC’s commitment to diversity, equity and inclusion.

X.	On pages 36-37, the “Portfolio Managers – Ownership of the Fund” section is deleted in its entirety and replaced with the following:

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The table below sets forth each Portfolio Manager’s beneficial ownership of the Fund as of October 31, 2022 as provided by the sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon FEAC Floating Rate Income Fund
First Eagle Alternative Credit, LLC
James Fellows, CFA	None
Robert Hickey	None
Steve Krull, CFA	None
Brian Murphy	None

XI.	In “Appendix B – Proxy Voting Policy for the Sub-Advisor,” the section is deleted in its entirety and replaced with the following:

First Eagle Alternative Credit, LLC

Proxy Voting Policies and Procedures

As investment advisers, First Eagle Alternative Credit, LLC (“FEAC”) are fiduciaries that owe duties of care and loyalty to each of their clients with respect to all services undertaken on each client’s behalf, including proxy voting. Reasonable care and diligence must be undertaken in the monitoring of corporate actions and in the proper and timely exercise of proxy voting rights. There may also be potential conflicts of interest that can affect how an adviser votes a proxy.

It is not expected that FEAC typically will be required to vote proxies with respect to the assets owned by its clients. Nonetheless, FEAC has adopted this Policy to promote compliance with FEAC’s fiduciary obligation to act in the best interests of its clients in connection with voting proxies on behalf of the Funds in the event that proxy voting situations apply. Questions regarding this Policy should be directed to the Chief Compliance Officer (the “CCO”).

Proxy Voting Policies

FEAC typically declines to take responsibility for voting client proxies except (i) for its private fund clients or (ii) where it is specifically authorized and agrees to do so in its advisor contracts or other agreement with a client. For clients for whom FEAC does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

To the extent that FEAC has responsibility for voting proxies on behalf of one or more clients (“Applicable Clients”), it is FEAC’s policy that such voting rights be used in the Applicable Client’s best interests.

FEAC generally intends to vote proxies in a manner recommended by management, unless the responsible FEAC analyst or deal team member determines it is in the best interest of the Applicable Client to vote otherwise. FEAC also intends to use proxy votes, as it deems appropriate, to:

a.	Hold the board of directors to account through the election and regular re-election of directors;
b.	Implement majority voting for the election of directors;
c.	Ensure the financial position of shareholders is commensurate with their voting rights, e.g., “one share, one vote”;
d.	Vote in person or in absentia with equal weight given to votes in both cases;
e.	Protect the Applicable Client’s shareholding from unwarranted dilution; and
f.	Receive comprehensive and timely information regarding general meetings and the issues to be voted on.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, FEAC may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on the ability of FEAC to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, FEAC may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Proxy Voting Procedures

Tradable Credit Voting Procedures

Where FEAC has voting authority for a client, the Firm has adopted the following procedures to govern the voting of such proxies. FEAC’s Operations Director has the responsibility for the implementation and monitoring of these policy and procedures and record keeping. Operations personnel under FEAC’s Operations Director supervision may be designated to assist in these duties.

1.	Operations personnel will forward any proxy materials received on behalf of clients to the responsible research analyst who provides coverage to the credit;

2.	Absent material conflicts the research analyst will, in conjunction with the relevant Portfolio Manager, determine how FEAC should vote the proxy (i.e., in accordance with voting guidelines or based on case-by-case analysis); and
3.	The research analyst will document his/her proxy recommendation and complete the proxy and provide it to Operations personnel to either fax or mail or enter proxy via website.

Conflicts of Interest

From time to time, FEAC, either through appointees or through exercising voting rights, may face conflicts of interest. Such conflicts of interest may arise, for example and without limitation, from the following relationships: (i) the issuer (or an affiliate) is a client of FEAC or an investor in a FEAC-sponsored fund; (ii) the issuer has a material business relationship with FEAC or its personnel; (iii) the proponent of a proxy proposal has a material business relationship with FEAC or its personnel; (iv) FEAC or its personnel has material relationships with a candidate for director in a proxy contest; or (v) FEAC personnel otherwise have a personal interest in the outcome of a particular matter.

If there is any possibility that the vote may involve a conflict of interest, prior to approving such vote, the CCO must be consulted and the matter discussed. The CCO shall determine whether a material conflict of interest exists. If a material conflict of interest exists, FEAC should utilize one of the following procedures, or as deemed appropriate by the CCO, another reasonable procedure, to mitigate the material conflict of interest:

•	Vote the proxy in the best interest of the Applicable Client;
•	Use a pre-established voting policy or plan that affords little or no discretion to FEAC; or
•	Use a recommendation of an independent third-party.

If a material conflict of interest exists relating to a particular member of FEAC’s personnel, another member of FEAC’s personnel may be able to make determinations with respect to such matters.

Disclosure of Information

FEAC will provide its clients with a summary of this Policy and will, on request of a client, furnish a copy of this Policy and/or the proxy voting record.

In addition, FEAC’s current proxy voting policies and procedures are summarized in Part 2A of the applicable Form ADV, which is available upon request.

Records

FEAC should maintain proxy voting records as set forth in the Record Retention Policy attached to the Compliance Manual as Appendix J.

Effective July 2021

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE